UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2008

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On September 30, 2008, Fortune Brands, Inc. (“Fortune Brands” or the “Company”) issued a press release announcing that Norman H. Wesley would retire as Chairman of the Board of the Company effective October 1, 2008. Mr. Wesley will continue to serve as a Class III member of the Board of Directors. Also effective October 1, 2008, Bruce A. Carbonari, President and Chief Executive Officer, was elected by the Board of Directors to the office of Chairman of the Board and Chief Executive Officer. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

(e) On September 29, 2008, the Compensation and Stock Option Committee of the Board of Directors of Fortune Brands approved an amendment to the letter agreement dated January 2, 2002 between the Company and Mr. Carbonari which provides for a lump sum payment upon his retirement. The amendment to the letter agreement was made to provide that payment of this incentive will be delayed for six months following separation from service with the Company. This amendment was made to reflect changes necessitated by Section 409A of the Internal Revenue Code (effective January 1, 2005). The form of amendment to the letter agreement is filed as Exhibit 10.1 to this report and incorporated by reference herein.

On September 30, 2008, the Board of Directors approved the First Amendment to the Fortune Brands, Inc. 2007 Long-Term Incentive Plan (the “Plan”), a copy of which is filed as Exhibit 10.2 to this report and incorporated by reference herein. The Plan was amended to reflect changes necessitated by Section 409A of the Internal Revenue Code (effective January 1, 2005) and to clarify that Section 12(b)(i) of the Plan governs the vesting of options and rights in the event of a change in control. The Plan covers executive officers including Messrs. Bruce A. Carbonari, Mark Hausberg, Christopher J. Klein, Craig P. Omtvedt and Mark A. Roche and other eligible employees.

The summaries of the amendments above are qualified in their entirety by reference to the full text of the amendments attached as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)

10.1	Form of amendment to the letter agreement between Fortune Brands, Inc. and Bruce A. Carbonari dated January 2, 2002.

10.2	First Amendment to the Fortune Brands, Inc. 2007 Long-Term Incentive Plan.

99.1	Press Release of Fortune Brands, Inc. issued on September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Senior Vice President, General Counsel and Secretary

Date: October 3, 2008

Exhibit Index

Exhibit Number	Description
10.1	Form of amendment to the letter agreement between Fortune Brands, Inc. and Bruce A. Carbonari dated January 2, 2002.

10.2	First Amendment to the Fortune Brands, Inc. 2007 Long-Term Incentive Plan.

99.1	Press Release of Fortune Brands, Inc. issued on September 30, 2008.